                                              Exhibit No. 99
                                              PERITUS SOFTWARE SERVICES, INC.
                                              FOR IMMEDIATE RELEASE

PERITUS SOFTWARE SERVICES, INC. REPORTS FOURTH QUARTER AND 1998 YEAR END RESULTS


BILLERICA, MA. - FEBRUARY 18, 1999 - Peritus Software Services, Inc.
(OTC: PTUS), a provider of solutions for software maintenance, today announced financial results for the fourth quarter and year ended December 31, 1998.

For the three months ended December 31, 1998, revenue decreased 60% to $5.7 million from $14.2 million in the three months ended December 31, 1997. For the year ended December 31, 1998, revenue decreased 21% to $31.5 million from $39.7 million in the year ended December 31, 1997. The revenue decrease was primarily attributable to reductions in license revenue of 90% and 56% for the quarter and year, respectively.

For the three months ended December 31, 1998, including charges totaling $2.1 million for restructuring and asset impairment, the Company's net loss decreased 92% to $5.3 million from $68.4 million for the three months ended December 31, 1997. The 1997 results included a charge of $70.8 million associated with the acquisition of Millennium Dynamics, Inc. (MDI). Excluding charges related to the MDI acquisition, restructuring and asset impairment, the Company's net loss was $3.2 million for the fourth quarter of 1998 versus net income of $2.4 million for the fourth quarter of 1997. The Company announced the details of its fourth quarter restructuring on December 2, 1998 and the $1.2 million charge recorded was consistent with the estimated amount. The Company also announced in December that it would review its property, plant and equipment to determine if any adjustment was required. The Company completed its review and the fourth quarter results include a write-down of $0.9 million to the carrying value of its property, plant and equipment primarily related to excess computer equipment and furniture.

For the year ended December 31, 1998, including charges totaling $11.1 million for restructuring and asset impairment, the Company's net loss decreased 60% to $26.7 million from $67.5 million for the year ended December 31, 1997. Excluding charges related to the MDI acquisition, restructuring and asset impairment, the Company's net loss was $15.5 million for the year 1998 versus net income of $3.3 million for the year 1997.

Commenting on the results, Dominic Chan, President and CEO said: "Our fourth quarter loss, although disappointing, is within the range we announced in early December. We continue to focus on improving our business as well as exploring strategic alternatives."

The Company stated that its ability to continue to finance operations is dependent upon its achieving a cash flow breakeven position and/or obtaining additional sources of financing. As disclosed in the Company's most recent Quarterly Report on Form 10-Q, there can be no assurance that the Company will achieve a cash flow breakeven position or that it will be able to raise additional financing.

Finally, the Company announced that it has retained Covington Associates to render financial advisory and investment banking services in connection with exploring strategic alternatives including the potential sale of the Company.

ABOUT PERITUS
-------------

Peritus Software Services, Inc. is a quality provider of software maintenance solutions that boost the productivity, quality, and performance of IT systems. Using unique technologies and processes, Peritus transforms software maintenance into an efficient, cost-effective practice. Offerings include Software Asset Maintenance (SAM) tools and services for long-term software management, and Renovation Quality Evaluation (RQE) tools and services for Independent Verification and Validation of Year 2000 renovations. Founded in 1991, Peritus Software Services (OTC: PTUS) is headquartered in Billerica, MA. Visit our web site at http://www.peritus.com.
        -----------------------

This press release may contain certain forward-looking statements, which involve risks and uncertainties. The Company's actual results may differ materially from the results discussed in such statements. Certain factors that could cause actual results to differ materially from those discussed in such forward-looking statements include the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended, the Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, and other public filings made by Peritus with the Securities and Exchange Commission, which factors are incorporated herein by reference.

Contact:   John Giordano
     Chief Financial Officer
     Peritus Software Services, Inc.
     978-670-0800
     Fax: 978-670-2060
     Internet: jgiordano@peritus.com
               ---------------------

Peritus is a registered trademark and Software Asset Maintenance is a service mark of Peritus Software Services, Inc.

                        PERITUS SOFTWARE SERVICES, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (In thousands, except per share-related data)

                                                                           Three Months                  Year
                                                                               Ended                    Ended
                                                                            December 31,             December 31,
                                                                      ------------------------   --------------------
                                                                          1998          1997         1998       1997
                                                                      -------------  ---------   ---------  ---------
Revenue:
  Outsourcing services.............................................        $ 2,240   $  2,905   $  9,925      $ 11,447
  License..........................................................            842      8,511      9,444        21,255
  Other services...................................................          2,641      2,800     12,163         7,007
                                                                           -------   --------   --------      --------
   Total revenue...................................................          5,723     14,216     31,532        39,709
                                                                           -------   --------   --------      --------
Cost of revenue:
  Cost of outsourcing services.....................................          1,744      2,689      7,577         9,536
     Cost of license...............................................            111        260      1,631           690
  Cost of other services...........................................          1,474      1,752      9,110         5,357
                                                                           -------   --------   --------      --------
   Total cost of revenue...........................................          3,329      4,701     18,318        15,583
                                                                           -------   --------   --------      --------
Gross profit.......................................................          2,394      9,515     13,214        24,126
                                                                           -------   --------   --------      --------
Operating expenses:
  Sales and marketing..............................................          2,889      3,249     13,244         8,864
  Research and development.........................................          1,333      2,746      8,528         8,324
  General and administrative.......................................          1,449      1,459      7,466         4,312
  Impairment of long-lived assets..................................            924         --      5,218            --
  Restructuring charges............................................          1,188         --      5,906            --
  Write-off of acquired in-process R&D.............................             --     70,800         --        70,800
                                                                           -------   --------   --------      --------
   Total operating expenses........................................          7,783     78,254     40,362        92,300
                                                                           -------   --------   --------      --------
   Loss from operations............................................         (5,389)   (68,739)   (27,148)      (68,174)
Interest income, net...............................................             45        466        485           948
                                                                           -------   --------   --------      --------
 Loss before gain on sale of majority-owned
   subsidiary, income taxes and minority interest
   in majority-owned subsidiary....................................         (5,344)   (68,273)   (26,663)      (67,226)
Gain on sale of majority-owned subsidiary .........................             --         --        (11)           --
Provision for estimated income taxes...............................             --        156         25           260
Minority interest in majority-owned subsidiary.....................             --        (11)        (4)            4
                                                                           -------   --------   --------      --------
  Net loss.........................................................         (5,344)   (68,418)   (26,673)      (67,490)
Accrual of dividends on Series A and B preferred stock.............             --         --         --           675
Accretion to redemption value of redeemable stock..................             --         --         --            57
                                                                           -------   --------   --------     ---------
Net loss available to common stockholders..........................         (5,344)  $(68,418)  $(26,673)    $ (68,222)
                                                                           =======   ========   ========     =========

Net loss per common share:

  Basic............................................................         $(0.33)    $(4.93)    $(1.65)       $(7.03)
                                                                           =======   ========   ========      ========
  Diluted..........................................................         $(0.33)    $(4.93)    $(1.65)       $(7.03)
                                                                           =======   ========   ========      ========

Weighted average common shares outstanding:

  Basic............................................................         16,344     13,868     16,177         9,708
                                                                           =======   ========   ========      ========
  Diluted..........................................................         16,344     13,868     16,177         9,708
                                                                           =======   ========   ========      ========

                        PERITUS SOFTWARE SERVICES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)


                                                                          December 31,  December 31,
                                                                              1998          1997
                                                                          ------------  ------------
ASSETS
Cash and cash equivalents...............................................        $3,378       $11,340
Short-term investments..................................................           500         3,000
Accounts receivable, net................................................         3,720        12,627
   Costs and estimated earnings in excess of billings
    on uncompleted contracts............................................           951         2,547
Prepaid expenses and other current assets...............................           816           710
                                                                                ------       -------
  Total current assets..................................................         9,365        30,224

Property and equipment, net.............................................         3,848         3,859
Intangible and other assets, net........................................           510         5,787
                                                                                ------       -------
                                                                               $13,723       $39,870
                                                                                ======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable........................................................        $  462       $ 1,650
Billings in excess of costs and estimated earnings on
 uncompleted contracts..................................................           435           976
Deferred revenue........................................................         1,890         2,818
Other accrued expenses and current liabilities..........................         4,773         3,849
                                                                                ------       -------
  Total current liabilities.............................................         7,560         9,293

Long-term liabilities...................................................         1,353           572
                                                                                ------       -------
  Total liabilities.....................................................         8,913         9,865
                                                                                ------       -------

Stockholders' equity....................................................         4,810        30,005
                                                                                ------       -------
                                                                               $13,723       $39,870
                                                                                ======        ======